                       HISTORICAL AND PRO FORMA UNAUDITED
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    The following historical and pro forma unaudited condensed consolidated financial statements of UWS and its subsidiaries as of June 30, 1996 and for the year ended December 31, 1995 and the six months ended June 30, 1996 illustrate the effect of the Merger on such financial statements, as though the Merger had occurred on June 30, 1996 in the pro forma unaudited condensed consolidated balance sheet and as of January 1, 1995 in the pro forma unaudited condensed consolidated statements of income. Adjustments to arrive at the pro forma consolidated amounts are based on the purchase method of accounting, including estimates of the approximate fair values of the assets and liabilities of AMSG. The pro forma adjustments and the assumptions on which they are based are described in the accompanying Notes to Historical and Pro Forma Unaudited Condensed Consolidated Financial Statements.

    The pro forma unaudited condensed consolidated financial statements are not necessarily indicative of the consolidated results of operations or the consolidated financial position which would have been reported had the Merger occurred on the dates indicated or which may be reported in the future. Furthermore, no effect has been given in the historical and pro forma unaudited condensed consolidated statements of income for operating and synergistic benefits that may be realized through the combination of the entities.

    The historical and pro forma unaudited condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements of AMSG included herein and the historical consolidated financial statements of UWS incorporated herein by reference.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
           HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                                 BALANCE SHEETS
                                 JUNE 30, 1996
                                 (IN THOUSANDS)
                                     ASSETS

                                                                                                            PRO FORMA
                                                          UWS         AMSG       PRO FORMA       NOTE       CONDENSED
                                                      HISTORICAL   HISTORICAL   ADJUSTMENTS      REF.      CONSOLIDATED
                                                      -----------  -----------  ------------     -----     ------------
Investments:
  Bonds available for sale, at market...............  $   414,924  $     8,450  $    --                     $  423,374
  Bonds held to maturity, at amortized cost.........       10,635        1,880       --                         12,515
                                                      -----------  -----------  ------------               ------------
    Total bonds.....................................      425,559       10,330       --                        435,889
  Stocks, at market.................................       64,787      --            --                         64,787
                                                      -----------  -----------  ------------               ------------

    Total investments...............................      490,346       10,330       --                        500,676
Cash and cash equivalents...........................       16,658       16,839       (10,334)          2        23,163
Receivables:
  Due from affiliates...............................        1,169      --               (741)                      428
  Other receivables.................................       76,591       14,441        (6,308)                   84,724
                                                      -----------  -----------  ------------               ------------
    Total receivables...............................       77,760       14,441        (7,049)                   85,152
Funds held by affiliated reinsurers.................      --           129,349      (125,686)          3         3,663
Land, building and equipment -- net.................        9,879       24,062        32,180           4        66,121
Goodwill and other intangibles......................        6,535        2,776       117,546           5       126,857
Other assets........................................       40,396       22,688       (31,413)          6        31,671
                                                      -----------  -----------  ------------               ------------
    Total assets....................................  $   641,574  $   220,485  $    (24,756)               $  837,303
                                                      -----------  -----------  ------------               ------------
                                                      -----------  -----------  ------------               ------------

                                         LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Medical and other benefits payable................  $   236,330  $    78,818  $    (81,463)          3    $  233,685
  Advance premiums..................................       46,599       12,122       (10,987)                   47,734
  Due to affiliates.................................       31,734      --             (9,764)                   21,970
  Funds held on behalf of affiliated reinsurers.....       28,344      --            (28,344)          3        --
  Long-term debt....................................       44,888      --             91,083           7       135,971
  Other liabilities.................................       48,530       60,915       (15,371)          8        94,074
                                                      -----------  -----------  ------------               ------------
    Total liabilities...............................      436,425      151,855       (54,846)                  533,434
Shareholders' equity:
  Redeemable preferred stock........................      --            15,000       (15,000)          9        --
  Common stock......................................       12,600          175         3,579                    16,354
  Paid-in capital...................................       86,902        3,816        91,541                   182,259
  Retained earnings.................................      103,824       50,030       (50,030)                  103,824
  Unrealized gains (losses) on investments..........        1,823         (391)      --                          1,432
                                                      -----------  -----------  ------------               ------------
    Total shareholders' equity......................      205,149       68,630        30,090          10       303,869
                                                      -----------  -----------  ------------               ------------
      Total liabilities and shareholders' equity....  $   641,574  $   220,485  $    (24,756)               $  837,303
                                                      -----------  -----------  ------------               ------------
                                                      -----------  -----------  ------------               ------------


                            See accompanying notes.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
           HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                                             PRO FORMA
                                                         UWS          AMSG       PRO FORMA       NOTE        CONDENSED
                                                     HISTORICAL    HISTORICAL   ADJUSTMENTS      REF.      CONSOLIDATED
                                                    -------------  -----------  ------------     -----     -------------
Revenues:
  Premium revenue.................................  $     973,279  $   496,989  $     (2,004)         11   $   1,468,264
  Other revenue...................................         24,191      252,246      (220,322)         12          56,115
  Investment income...............................         27,932       14,486       (13,443)         13          28,975
  Realized investment gains.......................         12,915      --            --                           12,915
                                                    -------------  -----------  ------------               -------------
    Total revenues................................      1,038,317      763,721      (235,769)                  1,566,269
Expenses:
  Medical and other benefits......................        815,616      389,498        (3,729)         14       1,201,385
  Commission expenses.............................         64,451       61,486        (3,834)         15         122,103
  Administrative expenses.........................        116,470      312,923      (218,610)         16         210,783
  Premium taxes and other assessments.............         12,891        9,537       --                           22,428
  Interest and profit sharing on joint ventures...         15,170      --            (12,436)         13           2,734
  Interest expense on long-term debt..............          3,483      --              6,079          17           9,562
  Amortization of goodwill and other
   intangibles....................................            678      --              8,006          18           8,684
  Dividends on preferred stock of subsidiary......            204      --            --                              204
                                                    -------------  -----------  ------------               -------------
    Total expenses................................      1,028,963      773,444      (224,524)                  1,577,883
                                                    -------------  -----------  ------------               -------------
Income (loss) before income tax expense (benefit)
 and cumulative effect of accounting change.......          9,354       (9,723)      (11,245)                    (11,614)
Income tax expense (benefit)......................          2,981       (1,872)       (1,133)         19             (24)
                                                    -------------  -----------  ------------               -------------
Income (loss) before cumulative effect of
 accounting change................................          6,373       (7,851)      (10,112)                    (11,590)
Cumulative effect of accounting change............       --              1,236        (1,236)         20        --
                                                    -------------  -----------  ------------               -------------
  Net income (loss)...............................  $       6,373  $    (6,615) $    (11,348)              $     (11,590)
                                                    -------------  -----------  ------------               -------------
                                                    -------------  -----------  ------------               -------------
Earnings (loss) per common share..................  $        0.50  $    (37.86)                       21   $       (0.72)
                                                    -------------  -----------                             -------------
                                                    -------------  -----------                             -------------


                            See accompanying notes.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
           HISTORICAL AND PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                            PRO FORMA
                                                          UWS         AMSG       PRO FORMA       NOTE       CONDENSED
                                                      HISTORICAL   HISTORICAL   ADJUSTMENTS      REF.      CONSOLIDATED
                                                      -----------  -----------  ------------     -----     ------------
Revenues:
  Premium revenue...................................  $   525,769  $   281,513  $     (1,024)         11    $  806,258
  Other revenue.....................................       14,108      139,330      (122,560)         12        30,878
  Investment income.................................       14,755        7,735        (8,631)         13        13,859
  Realized investment gains.........................        7,484      --            --                          7,484
                                                      -----------  -----------  ------------               ------------
    Total revenues..................................      562,116      428,578      (132,215)                  858,479
Expenses:
  Medical and other benefits........................      437,706      224,899        (4,268)         14       658,337
  Commission expenses...............................       34,931       33,004        (2,519)         15        65,416
  Administrative expenses...........................       66,090      175,005      (118,365)         16       122,730
  Premium taxes and other assessments...............        7,041        5,725       --                         12,766
  Interest and profit sharing on joint ventures.....        8,393      --             (6,815)         13         1,578
  Interest expense on long-term debt................        1,739      --              3,260          17         4,999
  Amortization of goodwill and other intangibles....          316      --              4,003          18         4,319
                                                      -----------  -----------  ------------               ------------
    Total expenses..................................      556,216      438,633      (124,704)                  870,145
                                                      -----------  -----------  ------------               ------------
Income (loss) before income tax expense (benefit)...        5,900      (10,055)       (7,511)                  (11,666)
Income tax expense (benefit)........................        2,413       (2,628)       (1,226)         19        (1,441)
                                                      -----------  -----------  ------------               ------------
Net income (loss)...................................  $     3,487  $    (7,427) $     (6,285)               $  (10,225)
                                                      -----------  -----------  ------------               ------------
                                                      -----------  -----------  ------------               ------------
Earnings (loss) per common share....................  $      0.28  $    (42.50)                       21    $    (0.63)
                                                      -----------  -----------                             ------------
                                                      -----------  -----------                             ------------


                            See accompanying notes.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

1.  GENERAL
    The pro forma unaudited condensed consolidated balance sheet reflects the Merger as though it occurred on June 30, 1996. The pro forma unaudited condensed consolidated statements of income reflect the Merger as though it occurred on January 1, 1995. The Merger will be accounted for as a purchase transaction. Certain reclassifications have been made to the AMSG historical consolidated financial statements to conform to UWS's presentation.

    No effect has been given in the pro forma unaudited condensed consolidated statements of income for operating and synergistic benefits that may be realized through the combination of the entities.

    UWS currently owns 12% of the common stock of AMSG, and through reinsurance agreements with AMSIC, UWS retains 50% of the health and life business sold by AMS on the books of UWIC and UWLIC, insurance subsidiaries of UWS. Under the terms of the Merger Agreement, UWS will purchase the remaining 88% of AMSG's common stock for approximately $67.0 million in cash and 3,754,552 newly issued shares of UWS Common Stock. Upon completion of the transaction, UWS will record 100% of the health and life business sold by AMS.

2.  CASH AND CASH EQUIVALENTS
    Pro forma adjustments to cash and cash equivalents consist of the following:

                                                                              (IN
                                                                            000'S)
                                                                           ---------
Proceeds from long-term debt (see Note 7)................................  $  70,000
Cash paid to stockholders of AMSG........................................    (67,010)
Expenses related to the Merger...........................................     (3,426)
Repayment of AMSG bank debt..............................................    (10,000)
Cash of U&C Real Estate Partnership (see Note 4).........................        102
                                                                           ---------
                                                                           $ (10,334)
                                                                           ---------
                                                                           ---------

3.  FUNDS HELD BY AFFILIATED REINSURERS
    AMSG records an asset for funds held by affiliated reinsurers, which predominantly represents balances held by subsidiaries of UWS. The corresponding UWS balances are recorded primarily as medical and other benefits payable and funds held on behalf of affiliated reinsurers. The pro forma adjustments to eliminate these intercompany balances are as follows:

                                                                             (IN
                                                                           000'S)
                                                                          ---------
UWS Liabilities:
  Medical and other benefits payable....................................  $ (81,463)
  Funds held on behalf of affiliated reinsurers.........................    (28,344)
  Other adjustments, net................................................    (15,879)
                                                                          ---------
                                                                          $(125,686)
                                                                          ---------
                                                                          ---------

AMSG Assets:
  Funds held by affiliated reinsurers...................................  $(125,686)
                                                                          ---------
                                                                          ---------

4.  LAND, BUILDING AND EQUIPMENT -- NET
    Subsidiaries of UWS and AMSG are equal partners in U&C Real Estate Partnership, which owns the office building occupied by the employees of AMSG and AMS. Each partner's 50% ownership in this partnership investment, net of outstanding mortgages, is recorded in other assets on each

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4. LAND, BUILDING AND EQUIPMENT -- NET (CONTINUED) partner's respective historical balance sheet. Upon Merger, the partnership will be wholly owned by the combined entity and consolidated. The pro forma adjustments replace each partner's recorded investment balance with the actual assets and liabilities (see Notes 2, 6 and 7) of the partnership, including the book value of the land and building of $32,180,000.

5.  GOODWILL AND OTHER INTANGIBLES
    Pro forma adjustments for purchase price in excess of net assets acquired, resulting from the Merger, consist of the following:

                                                                              (IN
                                                                            000'S)
                                                                           ---------
Purchase Price:
  Cash...................................................................  $  67,010
  Market value of newly issued shares of UWS common stock................     88,701
  Grant of UWS options (see Note 10).....................................      4,220
  Conversion of AMSG options into UWS options (see Note 10)..............      5,799
  Expenses of Merger.....................................................      4,000
                                                                           ---------
                                                                             169,730
Net Assets Acquired:
  Common equity of AMSG..................................................     53,630
  Less cost basis of 12% of AMSG previously owned by UWS.................     (1,446)
                                                                           ---------
                                                                              52,184
                                                                           ---------
Purchase price in excess of net assets acquired..........................  $ 117,546
                                                                           ---------
                                                                           ---------

    Management has completed a preliminary analysis of the purchase price paid in excess of the net assets acquired, which identified the following intangible assets:

                                                                              (IN
                                                                            000'S)
                                                                           ---------

Identified Intangibles:
  Agency distribution system (including business in-force)...............  $  25,000
  Tradename/mark.........................................................     24,000
  Software...............................................................      8,300
Unidentified Intangibles:
  Goodwill resulting from the Merger.....................................     63,022
  Elimination of goodwill previously recorded by AMSG....................     (2,776)
                                                                           ---------
                                                                           $ 117,546
                                                                           ---------
                                                                           ---------

    In addition, management's preliminary analysis indicates that the amounts reflected on AMSG's historical consolidated balance sheet as tangible assets and liabilities approximate the fair values of such assets and liabilities, and accordingly, such assets have not been adjusted in the accompanying pro forma financial statements.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  OTHER ASSETS
    Pro forma adjustments to other assets consist of the following:

                                                                              (IN
                                                                            000'S)
                                                                           ---------
Consolidation of partner investments in U&C Real Estate Partnership, net of other balances recorded (see Note 4).................................  $ (11,043)
AMSG preferred stock (see Note 9)........................................    (15,000)
Other adjustments........................................................     (5,370)
                                                                           ---------
                                                                           $ (31,413)
                                                                           ---------
                                                                           ---------

7.  LONG-TERM DEBT
    Pro forma adjustments to long-term debt consist of borrowings to finance the Merger as follows:

                                                                                               (IN 000'S)
                                                                                               -----------
New debt:
  Cash paid to shareholders of AMSG..........................................................  $    67,010
  Partial funding of expenses related to the Merger..........................................        2,990
Recording of mortgage payable related to U&C Real Estate Partnership (see Note 4)............       21,083
                                                                                               -----------
                                                                                               $    91,083
                                                                                               -----------
                                                                                               -----------

8.  OTHER LIABILITIES
    Pro forma adjustments to other liabilities consist of the following:

                                                                              (IN
                                                                            000'S)
                                                                           ---------
Repayment of AMSG bank debt..............................................  $ (10,000)
Other adjustments........................................................     (5,371)
                                                                           ---------
                                                                           $ (15,371)
                                                                           ---------
                                                                           ---------

9.  REDEEMABLE PREFERRED STOCK
    UWLIC, a subsidiary of UWS, owns $15,000,000 of AMSG preferred stock, which is eliminated by the pro forma adjustments (see Note 10).

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

10. SHAREHOLDERS' EQUITY
    Pro forma adjustments to shareholders' equity consist of the following:

                          REDEEMABLE                                      UNREALIZED
                           PREFERRED     COMMON      PAID-IN   RETAINED      GAINS
                             STOCK        STOCK      CAPITAL   EARNINGS    (LOSSES)      TOTAL
                          -----------  -----------  ---------  ---------  -----------  ---------
                                                       (IN
                                                     000'S)
Common stock issued.....   $  --        $   3,754   $  84,947  $  --       $  --       $  88,701
Conversion of AMSG
 Options into UWS
 Options................      --           --           5,799     --          --           5,799
Grant of UWS options....      --           --           4,220     --          --           4,220
To record unrealized
 losses of AMSG.........      --           --             391     --            (391)     --
Elimination of equity
 accounts of AMSG.......     (15,000)        (175)     (3,816)   (50,030)        391     (68,630)
                          -----------  -----------  ---------  ---------  -----------  ---------
                           $ (15,000)   $   3,579   $  91,541  $ (50,030)  $  --       $  30,090
                          -----------  -----------  ---------  ---------  -----------  ---------
                          -----------  -----------  ---------  ---------  -----------  ---------

    The pro forma adjustments assume all outstanding AMSG Options are converted into UWS Options in connection with the Merger. The pro forma adjustments also include an adjustment to record the value of UWS Options issued to the principal shareholders of AMSG in connection with the Merger. The value of the AMSG Option conversion and the value of the UWS Option grant are recorded as part of the purchase price with a corresponding increase in paid-in capital.

    An executive officer of UWS has 7,113 options to purchase AMSG Common Stock owned by UWS at an option price of $703, which will be converted in connection with the Merger into 301,567 options to purchase UWS Common Stock at an option price of $16.54. Upon conversion, UWS will record compensation expense of $2,137,000. In accordance with Regulation S-X regarding the preparation of pro forma financial information, this nonrecurring charge has not been included in the pro forma unaudited condensed consolidated statements of income.

11. PREMIUM REVENUE
    Pro forma adjustments to premium revenue consist of the following:

                                                                YEAR ENDED   SIX MONTHS
                                                                 DECEMBER       ENDED
                                                                    31,       JUNE 30,
                                                                   1995         1996
                                                                -----------  -----------
                                                                       (IN 000'S)
Elimination of intercompany insurance premiums for AMS
 employees....................................................   $    (855)   $    (480)
Elimination of intercompany billing fees......................      (1,149)        (544)
                                                                -----------  -----------
                                                                 $  (2,004)   $  (1,024)
                                                                -----------  -----------
                                                                -----------  -----------

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

12. OTHER REVENUE
    Pro forma adjustments to other revenue consist of the following:

                                                                               SIX
                                                                             MONTHS
                                                               YEAR ENDED     ENDED
                                                                DECEMBER    JUNE 30,
                                                                31, 1995      1996
                                                               -----------  ---------
                                                                     (IN 000'S)
Elimination of intercompany third-party administration and
 commission revenues recorded by AMS (see Note 16)...........   $(217,011)  $(118,429)
Elimination of intercompany revenue recorded by other
 subsidiaries of AMSG........................................      (3,311)     (4,131)
                                                               -----------  ---------
                                                                $(220,322)  $(122,560)
                                                               -----------  ---------
                                                               -----------  ---------

13. INVESTMENT INCOME
    Pro forma adjustments to investment income consist of the following:

                                                                             SIX MONTHS
                                                                YEAR ENDED      ENDED
                                                                 DECEMBER     JUNE 30,
                                                                 31, 1995       1996
                                                                -----------  -----------
                                                                       (IN 000'S)
Elimination of interest and profit sharing on joint
 ventures.....................................................   $ (12,436)   $  (6,815)
Elimination of investment income recorded by partners in U&C
 Real Estate Partnership (see Note 4).........................        (591)        (325)
Elimination of dividend income recorded by UWLIC on AMSG
 preferred stock (see Note 9).................................        (234)        (441)
Elimination of investment income (computed based on historical rates of return) on investment of cash used to repay AMSG's
 bank debt and to finance certain expenses of the Merger......        (182)      (1,050)
                                                                -----------  -----------
                                                                 $ (13,443)   $  (8,631)
                                                                -----------  -----------
                                                                -----------  -----------

    UWS holds funds on behalf of AMSIC, and credits investment income to AMSIC on the funds held balance at UWS's average portfolio rate. The pro forma adjustments eliminate the investment income recorded by AMSIC and the related expense recorded by UWS as interest and profit sharing on joint ventures.

14. MEDICAL AND OTHER BENEFITS
    Pro forma adjustments to medical and other benefits consist of the following:

                                                                                             SIX MONTHS
                                                                                YEAR ENDED      ENDED
                                                                               DECEMBER 31,   JUNE 30,
                                                                                   1995         1996
                                                                               ------------  -----------
                                                                                      (IN 000'S)
Elimination of intercompany claims expenses related to insurance for AMS
 employees...................................................................   $     (419)   $    (137)
Elimination of intercompany claims expenses recorded by UWS for managed care
 services provided by AMSG's subsidiaries....................................       (3,310)      (4,131)
                                                                               ------------  -----------
                                                                                $   (3,729)   $  (4,268)
                                                                               ------------  -----------
                                                                               ------------  -----------

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

15. COMMISSION EXPENSES
    Pro forma adjustments to commission expenses consist of the following:

                                                                                             SIX MONTHS
                                                                                YEAR ENDED      ENDED
                                                                               DECEMBER 31,   JUNE 30,
                                                                                   1995         1996
                                                                               ------------  -----------
                                                                                      (IN 000'S)
Reclassification of expenses of AMS from commission expenses to
 administrative expenses.....................................................   $   (3,834)   $  (2,519)
                                                                               ------------  -----------
                                                                               ------------  -----------

16. ADMINISTRATIVE EXPENSES
    Pro forma adjustments to administrative expenses consist of the following:

                                                                                             SIX MONTHS
                                                                               YEAR ENDED      ENDED
                                                                              DECEMBER 31,    JUNE 30,
                                                                                  1995          1996
                                                                              ------------  ------------
                                                                                      (IN 000'S)
Elimination of intercompany administrative expenses recorded by AMS (see
 Note 12)...................................................................   $ (217,011)  $   (118,429)
Reclassification of cumulative effect of accounting change (see Note 20)....       (1,901)       --
Other adjustments, net......................................................          302             64
                                                                              ------------  ------------
                                                                               $ (218,610)  $   (118,365)
                                                                              ------------  ------------
                                                                              ------------  ------------


17. INTEREST EXPENSE ON LONG-TERM DEBT
    Pro forma adjustments to interest expense on long-term debt consist of the following:

                                                                                              SIX MONTHS
                                                                                YEAR ENDED       ENDED
                                                                               DECEMBER 31,    JUNE 30,
                                                                                   1995          1996
                                                                               -------------  -----------
                                                                                       (IN 000'S)
Interest expense on long-term debt (see Note 7)..............................    $   4,725     $   2,363
Recording of interest expense on mortgage payable related to U&C Real Estate
 Partnership (see Note 4)....................................................        1,354           897
                                                                               -------------  -----------
                                                                                 $   6,079     $   3,260
                                                                               -------------  -----------
                                                                               -------------  -----------

    The interest rate on the long-term debt incurred to finance the Merger is expected to be a floating rate based upon the London Interbank market plus 1.25%, which, based upon current rates, would be approximately 6.75%. Each 0.25% increase or decrease in the floating rate would change annual pro forma consolidated net income by $114,000 and pro forma earnings per common share by $0.01 per annum.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

18. AMORTIZATION OF GOODWILL AND OTHER INTANGIBLES
    Pro forma adjustments to amortization of goodwill and other intangibles consist of the following:

                                                                                             SIX MONTHS
                                                                                YEAR ENDED      ENDED
                                                                               DECEMBER 31,   JUNE 30,
                                                                                   1995         1996
                                                                               ------------  -----------
                                                                                      (IN 000'S)
Amortization of goodwill and other intangibles resulting
 from the Merger.............................................................   $    8,006    $   4,003
                                                                               ------------  -----------
                                                                               ------------  -----------

    Goodwill and other intangibles resulting from the Merger (see Note 5) are amortized on a straight-line basis over lives ranging from 5 to 40 years. The weighted average life of goodwill and other intangibles resulting from the Merger is 31 years.

19. INCOME TAX EXPENSE (BENEFIT)
    Pro forma adjustments to income tax expense (benefit) consist of the following:

                                                                YEAR ENDED   SIX MONTHS
                                                                 DECEMBER    ENDED JUNE
                                                                    31,          30,
                                                                   1995         1996
                                                                -----------  -----------
                                                                       (IN 000'S)
Reclassification of cumulative effect of accounting change
 (see Note 20)................................................   $     665    $  --
Tax expense (benefit) related to pro forma adjustments, net...      (1,798)      (1,226)
                                                                -----------  -----------
                                                                 $  (1,133)   $  (1,226)
                                                                -----------  -----------
                                                                -----------  -----------

20. CUMULATIVE EFFECT OF ACCOUNTING CHANGE

    The pro forma adjustments include the reclassification of a benefit recorded by AMSG in 1995 for a cumulative effect of accounting change as follows:

                                                                                                  (IN
                                                                                                000'S)
                                                                                               ---------
Administrative expenses......................................................................  $  (1,901)
Income tax benefit...........................................................................        665
                                                                                               ---------
                                                                                               $  (1,236)
                                                                                               ---------
                                                                                               ---------

    See Note 2 to Notes to Consolidated Financial Statements of AMSG for a discussion of the accounting change. The impact of the accounting change is deemed immaterial to require separate disclosure in the Pro Forma Unaudited Condensed Consolidated Statements of Income.

21. EARNINGS (LOSS) PER COMMON SHARE

    Pro forma earnings (loss) per common share is based upon the weighted average number of common shares outstanding during the respective periods, including the 3,754,552 common shares issued in connection with the Merger. Since the pro forma condensed consolidated financial statements reflect a net loss for the year ended December 31, 1995 and the six months ended June 30, 1996, common stock equivalents are not considered in the pro forma calculation of earnings (loss) per share since they would be anti-dilutive.

                UNITED WISCONSIN SERVICES, INC. AND SUBSIDIARIES
             NOTES TO HISTORICAL AND PRO FORMA UNAUDITED CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

21. EARNINGS (LOSS) PER COMMON SHARE (CONTINUED)
    The weighted average number of common shares used in the computation of pro forma earnings (loss) per common share is as follows:

                                                                                            SIX MONTHS
                                                                             YEAR ENDED     ENDED JUNE
                                                                            DECEMBER 31,        30,
                                                                                1995           1996
                                                                            -------------  -------------
Weighted average shares prior to Merger...................................     12,550,601     12,599,715
Shares issued in connection with the Merger...............................      3,754,552      3,754,552
                                                                            -------------  -------------
                                                                               16,305,153     16,354,267
                                                                            -------------  -------------
                                                                            -------------  -------------

    Net income (loss) included in the computation of pro forma earnings (loss) per common share is summarized as follows:

                                                                YEAR ENDED   SIX MONTHS
                                                                 DECEMBER    ENDED JUNE
                                                                    31,          30,
                                                                   1995         1996
                                                                -----------  -----------
                                                                       (IN 000'S)
Historical net income of UWS..................................   $   6,373    $   3,487
Historical net loss of AMSG...................................      (6,615)      (7,427)
Pro forma adjustments:
  Amortization of goodwill and other intangibles (Note 18)....      (8,006)      (4,003)
  Interest expense on new long-term debt (Note 17)............      (4,725)      (2,363)
  Elimination of dividend income recorded by UWLIC on AMSG
   preferred stock (see Note 9)...............................        (233)        (441)
  Elimination of investment income on investment of cash used to repay AMSG's bank debt and to finance certain expenses
   of the Merger (see Note 13)................................        (182)      (1,050)
  Elimination of interest expense on repaid AMSG bank debt....      --              346
  Tax benefit related to pro forma adjustments, net (Note
   19)........................................................       1,798        1,226
                                                                -----------  -----------
Pro forma consolidated net loss...............................     (11,590)     (10,225)
Less discount on redeemable preferred stock of UWS............        (113)      --
                                                                -----------  -----------
Pro forma consolidated net loss allocable to common stock.....   $ (11,703)   $ (10,225)
                                                                -----------  -----------
                                                                -----------  -----------
Pro forma net loss per common share...........................   $   (0.72)   $   (0.63)
                                                                -----------  -----------
                                                                -----------  -----------